EXECUTION COPY

                                 AMENDMENT NO. 3

            AMENDMENT NO. 3 dated as of May 4, 1999 to the Note Purchase Agreement referred to below, between:

                  NUCO2 INC., a corporation duly organized and validly existing under the laws of the State of Florida (the "Company");

                  each of the Subsidiaries of the Company appearing under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (each a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"; and, together with the Company, the "Obligors"); and

                  each of the Investors,  including the Additional Investors (as defined below), appearing under the caption "INVESTORS" on the signature pages hereto (each, an "Investor", and collectively, the "Investors").

            WHEREAS, the Obligors and the Investors (other than SunTrust Banks, Inc. ("SunTrust")) are party to a Senior Subordinated Note Purchase Agreement dated as of October 31, 1997 (as heretofore modified and supplemented and in effect on the date hereof, the "Note Purchase Agreement"), pursuant to which the Company issued its 12% Senior Subordinated Notes due 2004 in an aggregate principal amount of $30,000,000 (the "Existing Notes") to such Investors (other than SunTrust). Chase Equity Associates L.P. ("Chase Capital") and SunTrust desire to purchase from the Company, and the Company desires to issue to each of Chase Capital and SunTrust, its 12% Senior Subordinated Note due 2005 (each such Note, a "2005 Note") in the aggregate principal amount of $13,000,000 and $2,000,000, respectively, under the Note Purchase Agreement, having the same terms as the Existing Notes heretofore issued by the Company thereunder (except as otherwise provided herein) and the parties to the Note Purchase Agreement wish to amend the Note Purchase Agreement to provide for such issuance and to make certain other modifications thereto;

            Accordingly, the parties hereto hereby agree as follows:

            Section  1.  Definitions.   Except  as  otherwise  defined  in  this
Amendment No. 3, terms defined in the Note Purchase Agreement are used herein as defined therein.

            Section 2. Amendments to Note Purchase Agreement. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Note Purchase Agreement shall be amended as follows:

            A. References in the Note Purchase Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Note Purchase Agreement as amended hereby.

            B. Section 1.01 of the Note Purchase Agreement shall be amended by adding the following new definitions (to the extent not already included in said
Section 1.01) and inserting the same in the appropriate alphabetical locations and amending the following definitions (to the extent already included in said
Section 1.01) to read in their entirety as follows:

            "Amendment No. 3" means Amendment No. 3 dated as of May 4, 1999 to this Agreement.

            "First 2005 Note Closing Date" has the meaning assigned to such term in Section 2.07(a).

            "New Investor" has the meaning assigned to such term in Section 2.07(a).

            "Required Investors" means, at any time after the First 2005 Note Closing Date, Investors holding more than 60% in aggregate principal amount of the Notes at the time outstanding, and at any time after the Second 2005 Note Closing Date, Investors holding more than 63% in aggregate principal amount of the Notes at the time outstanding (in each case exclusive of Notes then owned by the Company or any of its Affiliates); provided that, in each case, "Required Investors" shall include at least two Investors.

            "Second 2005 Note Closing Date" has the meaning assigned to such term in Section 2.07(b).

            "Senior Credit Agreement" means the Amended and Restated Revolving Credit Agreement dated as of May 4, 1999 between the Company, the lenders party thereto from time to time and SunTrust Bank, South Florida, National Association, agent for such lenders, as executed and delivered on May 4, 1999, and any refinancing, refunding, extension or renewal thereof (whether or not with any of the lenders or the agent for such lenders then party to the Senior Credit Agreement), in each case, at any time amended or modified in accordance with Section 8.10(a).

            "Senior Debt" means the following obligations of the Company and its
      Subsidiaries:

                           (i) with respect to the Company, all principal of the
                  loans outstanding under the Senior Credit Agreement, all interest thereon (including any interest accruing after the date of any filing by the Company of any petition in bankruptcy or the commencing of any bankruptcy, insolvency or similar proceedings with respect to the Company whether or not the same is allowed as a claim in any such proceeding) and all other amounts outstanding thereunder, including all expenses (including, without limitation, attorneys' fees), indemnities and penalties and all commitment, facility and administrative, agency or other similar fees payable by the Company from time to time under the Senior Credit Documents, and including any obligations of the Company in respect of Hedging Agreements owing to one or more of the lenders under Senior Credit Agreement that are required by the terms of the Senior Credit Agreement;

                           (ii) with respect to the Company, additional Indebtedness in an aggregate principal amount up to but not exceeding $15,000,000 under or in respect of (x) the Senior Credit Agreement and (y)any other instrument evidencing such Indebtedness; provided that, in the case of clause (y) only, such Indebtedness is specifically designated in such other instrument as "Senior Debt" for purposes of this Agreement;

                           (iii) with respect to the Company, additional Indebtedness under or respect of (x) the Senior Credit Agreement and (y) any other instrument evidencing such Indebtedness; provided that (i) in the case of clause (y) only, such Indebtedness is specifically designated in such other instrument as "Senior Debt" for purposes of this Agreement and (ii) after giving effect to the incurrence of such Indebtedness (and the application of the proceeds thereof), the Senior Debt Incurrence Ratio is less than or equal to 3.50 to 1.00;

                           (iv) with respect to any  Subsidiary  Guarantor,  the
                  Guarantee of such Subsidiary Guarantor in respect of any Senior Debt of the Company; and

                           (v) with respect to the Company, any and all refinancings, replacements or refundings of any of the amounts referred to in clauses (i), (ii) and (iii) above; provided that the refinancing, replacement or refunding of Senior Debt incurred under said clause (iii) shall constitute Senior Debt only to the extent that, after giving effect to such refinancing, replacement or refunding (and the application of the proceeds hereof), the Senior Debt Incurrence Ratio is less than or equal to 3.50 to 1.00;

                  provided that the aggregate principal amount of Senior Debt permitted under clauses (i) and (ii) above (together with the amount of obligations in respect of Hedging Agreements referred to in said clause (i)), and any refinancing, replacement or refunding thereof permitted under clause (v) above (including the maximum amount of the aggregate commitments of the lenders to extend any revolving credit facility thereunder) shall not exceed at any time $90,000,000 minus the aggregate amount of (x) permanent reductions in revolving credit commitments thereunder and (y) prepayments of any term loans made from time to time in respect of the Senior Debt.

                  "SunTrust" means SunTrust Banks, Inc.

            "2005  Note"  has  the  meaning  assigned  to such  term in  Section
      2.07(a).

                  C. Section 2.03(a) of the Note Purchase Agreement shall be amended in its entirety to read as follows:

                           "(a) The Company's obligation to pay the principal of and interest on all the Notes issued by it shall be evidenced by a Note, substantially in the form of Exhibit A (except, in the case of the 2005 Notes, as modified by Section 2.07(a)), duly executed and delivered by the Company with blanks appropriately completed in conformity herewith."

                  D. A new Section 2.04(e) is added to the Note Purchase Agreement to read as follows:

                           "(e) Notwithstanding anything in this Agreement or the Notes to the contrary, the unpaid principal amount of each Note (other than the 2005 Notes) shall bear interest at the rate of 14% Mar annum during each fiscal quarter (commencing with the fiscal quarter beginning on April 1, 1999) of the Company in which the Total Net Funded Debt Coverage Ratio exceeds 5.50 to 1.00 as at the end of the immediately preceding fiscal quarter (that portion of the interest accruing on the Notes in excess of 12% being herein referred to as "Additional Interest"); provided, however, that no Additional Interest shall accrue prior to May 4, 1999. Interest accruing pursuant to the immediately preceding sentence will be payable as provided in Section 2.04(c); provided, however, that any Additional Interest accruing with respect to any fiscal quarter ending on (i) March 31 will be payable on May 31 of such year and (ii) September 30 will be payable on November 30 of such year.

                  E. A new Section 2.07 is added to the Note Purchase Agreement to read as follows:

                           "SECTION 2.07 Issuance of 2005 Notes.

                           (a) Subject to and upon the terms and conditions set forth in the immediately succeeding sentence, each of Chase Capital and SunTrust (each, a "New Investor") agrees to purchase from the Company, and the Company agrees to issue to each New Investor, its 12% Senior Subordinated Notes due 2005 (the "2005 Notes"), which Notes (i) shall be issued on May 4, 1999 (or such later date as the Company and the New Investors shall mutually agree, but not later than May [4], 1999) (the "First 2005 Note Closing Date"), (ii) shall be in a principal amount of $8,666,667, in the case of Chase Capital, and $1,333,333, in the case of SunTrust, and purchased at par by such New Investor and (iii) shall otherwise be in the form of Exhibit A (except that the maturity date thereof shall be October 31, 2005). Each 2005 Note shall constitute a Note, and each New Investor shall be an Investor, for all purposes of this Agreement. The issuance of the 2005 Notes to the New Investors is subject, at the time of purchase, to the satisfaction of the following conditions: (i) receipt by the New Investors of a certificate of a senior officer of the Company, dated the date of such purchase, to the effect, both immediately prior to the purchase of such 2005 Notes and also after giving effect thereto and the intended use thereof, set forth in clauses (a) and (b) of Section 5.02; (ii) receipt by each New Investor of the 2005 Note of such New Investor, duly executed and completed for such New Investor; and (iii) the execution and delivery of an amendment to the Warrant Agreement satisfactory to the New Investors providing for the issuance of Warrants to the New Investors (or any Affiliate thereof) for the purchase of 323,173 Stock Units (as defined in the Warrant Agreement), in the case of Chase Capital, and 49,719 Stock Units (as defined in the Warrant Agreement), in the case of SunTrust, and making certain other modifications thereto as mutually agreed by the Company and the Investors (including the New Investors). Notwithstanding anything to the contrary herein or in the 2005 Notes, interest on the 2005 Notes issued on the First 2005 Note Closing Date under this Section 2.07(a) shall accrue from and including the First 2005 Note Closing Date and the initial payment of interest on the 2005 Notes issued under this Section 2.07(a) shall be made on October 31, 1999.

                           (b) Subject to and upon the terms and conditions set forth in the immediately succeeding sentence and upon ten Business Days' prior written notice from the Company to the New Investors, each New Investor agrees to purchase from the Company, and the Company agrees to issue to each New Investor, an additional 2005 Note, which Notes (i) shall be issued on any Business Day (such day, the "Second 2005 Note Closing Date") during the period from the First 2005 Note Closing Date to and including March 31, 2000, (ii) shall be in a principal amount of $4,333,333, in the case of Chase Capital, and $666,667, in the case of SunTrust, and purchased at par by such New Investor and (iii) shall otherwise be in the form of the 2005 Notes issued under Section 2.07(a). Each such 2005 Note shall constitute a Note, and each such New Investor shall be an Investor, for all purposes of this Agreement. The issuance of such 2005 Notes to such New Investors is subject, at the time of purchase, to the satisfaction of the following conditions: (i) receipt by the New Investors of a certificate of a senior officer of the Company, dated the date of such purchase, to the effect, both immediately prior to the purchase of such 2005 Notes and also after giving effect thereto and the intended use thereof, set forth in clauses (a) and (b) of Section 5.02; (ii) receipt by each New Investor of the 2005 Note of such New Investor, duly executed and completed for such New Investor; (iii) receipt by the Investors of the most recent financial statements required to be delivered pursuant to Section 7.01(a) or 7.01(b), as applicable; and
         (iv) the Total Net Funded Debt Coverage Ratio as of the end of and for the most recent fiscal quarter for which financial statements have been delivered pursuant to clause (iii) above would not exceed 6.0 to 1.0 after giving effect to the issuance of such 2005 Notes, and receipt by the New Investors of a certificate of a senior officer of the Company, dated the date of such purchase, demonstrating in reasonable detail to that effect. Notwithstanding anything to the contrary herein or in the 2005 Notes, interest on the 2005 Notes issued on the Second 2005 Note Closing Date under this Section 2.07(b) shall accrue from and including the Second 2005 Note Closing Date and the initial payment of interest on the 2005 Notes issued under this
         Section 2.07(b) shall be made on the first 30~ day of April or the first 31~ day of October, whichever is earlier, to occur following the Second 2005 Note Closing Date.

                           The Company shall pay to each New Investor a commitment fee on the principal amount of the 2005 Notes to be issued to such New Investor on the Second 2005 Note Closing Date for the period from and including the First 2005 Note Closing Date to but not including the earlier of the Second 2005 Note Closing Date and March 31, 2000 (or such earlier date on which the Company shall terminate in writing to each of the New Investors the obligations of the New Investors to purchase the 2005 Notes pursuant to this Section 2.07(b)) at a rate per annum equal to 1/2 of 1%. The accrued commitment fee (which shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first but excluding the last day)) shall be payable in arrears on April 30 and October 31 of each year (or if any date is not a Business Day, on the immediately succeeding Business Day), commencing on October 31, 1999, and on the date on which the obligations of the New Investors to purchase the 2005 Notes pursuant to this Section 2.07(b) shall terminate. "

                  F. Section 3.01(a) of the Note Purchase Agreement shall be amended in its entirety to read as follows:

                           "(a) The Company may, at its option, upon notice as provided below, prepay all or, from time to time, part of the Notes (other than the 2005 Notes) at any time at the following prices (expressed in percentages of principal amount) in each of the years listed below, in each case, together with interest accrued and unpaid on the Notes (other than the 2005 Notes) (or part thereof, as the case may be) to the prepayment date:

                                    Year                               Price

                           From the Closing Date
                             through October 31, 1998                  106%

                           From November 1, 1998
                             through October 31, 1999                  104%

                           From November 1, 1999
                             through October 31, 2000                  102%

                           From November 1, 2000
                             and thereafter                            100%

         The Company may, at its option, upon notice as provided below, prepay all or, from time to time, part of the 2005 Notes at any time at the following prices (expressed in percentages of principal amount) in each of the years listed below, in each case, together with interest accrued and unpaid on the 2005 Notes (or part thereof, as the case may be) to the prepayment date:

                                    Year                               Price

                           From the Closing Date
                             through April 30, 2000                    106%

                           From May 1, 2000
                             through April 30, 2001                    104%

                           From May 1, 2001
                             through April 30, 2002                    102%

                           From May 1, 2002
                             and thereafter                            100%"

                  G. The first sentence of Section 3.01(d) of the Note Purchase Agreement shall be amended in its entirety to read as follows:

                           "(d) In the event of a Change in Control, any Investor shall have the option to require the Company to repurchase (i) the Notes (other than the 2005 Notes) held by such Investor at a price equal to 101% of the principal amount of such Notes if such Change in Control occurs prior to the third anniversary of the date hereof and thereafter at a price equal to 100% of the principal amount of such Notes, in each case, together with interest accrued and unpaid on the Notes (or part thereof, as the case may be) to the payment date and/or
         (ii) the 2005 Notes held by such Investor at a price equal to 101% of the principal amount of such Notes if such Change in Control occurs prior to the third anniversary of the First 2005 Note Closing Date and thereafter at a price equal to 100% of the principal amount of such Notes, in each case, together with interest accrued and unpaid on the Notes (or part thereof, as the case may be) to the payment date. "

                  H. The last sentence of Section 3.02 of the Note Purchase Agreement shall be amended in its entirety to read as follows:

                           "Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of, or premium or interest on any Note, or any other payment hereunder or under the Notes, that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day. "

                  I. Section 5.02 of the Note Purchase Agreement shall be amended in its entirety to read as follows:

                           "SECTION 5.02. Other Conditions Precedent. The obligation of any Investor to purchase its Note(s) (including its 2005 Note(s)) hereunder is subject to the further conditions precedent that, both immediately prior to the purchase of such Note(s) and also after giving effect thereto and to the intended use thereof:

                           (a) no Default shall have occurred and be continuing; and

                           (b) the representations and warranties made by the Company in Article VI shall be true and correct on and as of the Closing Date (or the First 2005 Closing Date or the Second 2005 Closing Date, as applicable, in the case of the 2005 Notes) with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date)."

                  J. A new Section 5.03 is added to the Note Purchase Agreement to read as follows:

                           "SECTION 5.03 Conditions Precedent to Second 2005 Notes. The obligation of each New Investor to purchase its 2005 Note on the Second 2005 Note Closing Date is subject to the further condition precedent that the Company shall have issued and delivered to such Investors the Warrants required to be issued under Section 2.08(b) of the Warrant Agreement in the amounts therein specified and shall have executed and delivered each of the other agreements and instruments contemplated to be executed and/or delivered under said Section 2.08(b) with respect to such Warrants."

                  K. Section 8.09 of the Note Purchase Agreement shall be amended in its entirety to read as follows:

                           "SECTION 8.09 Financial Covenants.

                           (a) Interest Coverage Ratio. The Company will not permit the Interest Coverage Ratio to be less than the following respective ratios as at the last day of each fiscal quarter during the following respective periods:

                              Period                        Ratio

                      From April 1, 1999
                        through December 31, 1999        1.25 to 1.00

                      From January 1, 2000
                        through March 31, 2000           1.50 to 1.00

                      From April 1, 2000
                        through June 30, 2000            1.75 to 1.00

                      From July 1, 2000
                        through September 30, 2000       2.00 to 1.00

                      From October 1, 2000
                        and at all times thereafter      2.50 to 1.00

                           (b) Total Net Funded Debt Coverage Ratio. The Company will not permit the Total Net Funded Debt Coverage Ratio to exceed the following respective ratios at any time during the following respective periods:

                             Period                          Ratio

                      From January 1, 1999
                        through June 30, 1999            6.75 to 1.00

                      From July 1, 1999
                        through September 30, 1999       6.00 to 1.00

                      From October 1, 1999
                        through December 31, 1999        5.50 to 1.00

                      From January 1, 2000
                        through March 31, 2000           5.00 to 1.00

                      From April 1, 2000
                        and at all times thereafter      4.50 to 1.00

                           (c) Minimum Net Worth. The Company shall at all times maintain Consolidated Net Worth of not less than the sum of (a) $40,000,000, (b) ~ 50% of the cumulative Consolidated Net Income for each fiscal quarter ending on or after December 31, 1997 (but specifically not including any Consolidated Net Loss for any such fiscal quarter) plus (c) the cumulative net proceeds of all equity offerings (if any) made by the Company for each fiscal quarter ending on or after September 30, 1997."

                  L. Section 8.10(a) of the Note Purchase Agreement shall be amended in its entirety to read as follows:

                           "(a) The Company will not, and will not permit any of its Subsidiaries to, change, amend, supplement or otherwise modify the terms of the Senior Credit Documents, or refund or refinance the same, without the prior consent of the Required Investors, if the effect of such amendment or such refunding or refinancing is to:

                           (i) impose upon the Company,  directly or indirectly,
                  any prohibition or limitation on its ability to make regularly scheduled payments of principal of or interest on the Notes, or any other amounts owing to the Investors under this Agreement, except as provided in the subordination provisions set forth in Article XI;

                           (ii) extend or shorten the scheduled  maturity of any
                  payment of any principal amount of the loans under the Senior Credit Agreement, except (x) altering or modifying the payment schedule of such loans so as to cause the average life to maturity of such loans to be not more than three years longer than the average life to maturity of such loans as of the date hereof or (y) extending the final maturity date of such loans by more than three years; and

                           (iii) change,  amend,  supplement or otherwise modify
                  Section 2.1 l(d) of the Senior Credit Agreement or change, amend, supplement or otherwise modify the terms of the Senior Credit Agreement to require a reduction in the Commitments (as defined in the Senior Credit Agreement) as a result of a mandatory prepayment under Section 2.11 of the Senior Credit Agreement."

                  M. Schedules  6.06(a),  6.10, 6.12, 6.13, 8.01 and 8.02 to the
Note Purchase Agreement are hereby amended to read as set forth in Schedules 6.06(a), 6.10, 6.12, 6.13, 8.01 and 8.02, respectively, to this Amendment No. 3.

                  Section 3. Representations and Warranties.

                  (a) The Company  represents and warrants to the Investors that
(i) the representations and warranties set forth in Article VI of the Note Purchase Agreement (as amended hereby) are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article VI to "this Agreement" (or words of similar import) referred to the Note Purchase Agreement as amended by this Amendment No. 3 and (ii) no Default has occurred and is continuing.

                  (b)Each New Investor represents to the Company that the representations set forth in Article IV of the Note Purchase Agreement are true and complete with respect to such New Investor on the date of each purchase of its 2005 Note pursuant to Section 2.07 of the Note

Purchase Agreement, as amended hereby, as if made on and as of such date and as if each reference in said Article IV to "this Agreement" (or words of similar import) referred to the Note Purchase Agreement as amended by this Amendment No. 3.

                  Section 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Note Purchase Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the satisfaction of the following conditions:

                  (a) Amendment No. 3. The execution and delivery of one or more counterparts of this Amendment No. 3 by each of the parties hereto and receipt by the Investors of evidence that the lenders party to the Senior Credit Agreement shall have approved this Amendment No. 3.

                  (b) Corporate Documents. Receipt by the Investors of certified copies of the charter and by-laws (or equivalent documents) of each Obligor and of all corporate authority for each Obligor (including, without limitation, board of director resolutions and evidence of the incumbency, including specimen signatures, of officers) with respect to the execution, delivery and performance of this Amendment No. 3 and each other document to be delivered by such Obligor from time to time in connection herewith and the 2005 Notes hereunder (each Investor may conclusively rely on such certificate until it receives notice in writing from such Obligor to the contrary).

                  (c) Officer's Certificate. Receipt by the Investors of a certificate of a senior officer of the Company, dated the First 2005 Note Closing Date, to the effect set forth in clauses (a) and (b) of
         Section 5.02.

                  (d) Opinion of Counsel to the Obligors. Receipt by the Investors of an opinion, dated the First 2005 Note Closing Date, of Olshan Grundman Frome Rosenzweig & Wolosky LLP, counsel to the Obligors, in form and substance reasonably satisfactory to the Required Investors (and each Obligor hereby instructs such counsel to deliver such opinion to the Investors).

                  (e)  Opinion of  Special  New York  Counsel to the  Investors.
         Receipt by the Investors of an opinion, dated the First 2005 Note Closing Date, of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Chase Capital, in form and substance reasonably satisfactory to the Required Investors.

                  (f) 2005 Notes. Receipt by the Additional Investors of the 2005 Notes to be purchased on the First 2005 Note Closing Date, duly completed and executed for each New Investor.

                  (g) Warrants. Receipt by the New Investors of the Warrants required to be issued under Section 2.08(a) of the Warrant Agreement, as amended, in the amounts therein specified and each of the other agreements and instruments contemplated to be executed and/or delivered under said Section 2.08(a) with respect to such Warrants

                  (h) Other Documents. Receipt by the New Investors of such other documents as any Additional Investor or special New York counsel to the Investors may reasonably request.

                  Section 5. Miscellaneous. Except as herein provided, the Note Purchase Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.

                                        NUCO2 INC.


                                        By /s/ Joann Sabatino
                                          --------------------------------------
                                          Name:  Joann Sabatino
                                          Title: Chief Financial Officer and
                                                 Treasurer


                                        SUBSIDIARY GUARANTORS

                                        NUCO2 ACQUISITION CORP.


                                        By /s/ Joann Sabatino
                                          --------------------------------------
                                          Name:  Joann Sabatino
                                          Title: Chief Financial Officer and
                                                 Treasurer


                                        KOCH COMPRESSED GASES, INC.


                                        By /s/ Joann Sabatino
                                          --------------------------------------
                                          Name:  Joann Sabatino
                                          Title: Chief Financial Officer and
                                                 Treasurer

                                        INVESTORS

                                        CHASE EQUITY ASSOCIATES L.P.
                                        By Chase Capital Partners,
                                        its general partner


                                        By____________________________________
                                          Title:


                                        DK ACQUISITION PARTNERS, L.P.

                                        By M.H. Davidson & Co.,
                                        its general partner


                                        By____________________________________
                                          Title:


                                        EMPIRE  INSURANCE  COMPANY,
                                        as executed on their behalf by
                                        their Investment Manager,
                                        Cohanzick Management, L.L C.


                                        By____________________________________
                                          Title:


                                        ORIX USA CORPORATION


                                        By____________________________________
                                          Title:


                                        PAINEWEBBER HIGH INCOME FUND,
                                        a series of PaineWebber Managed
                                        Investments Trust


                                        By____________________________________
                                          Title:

                                        SUNTRUST BANKS, INC.


                                        By____________________________________
                                          Title: